EXHIBIT 23(ii)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Unity Bancorp Inc.:

As independent public accountants, we hereby consent to the use of our report included in this Registration Statement on Form S-4 and to all references to our Firm included in or made part of this Registration Statement on Form S-4.


                                                 /s/ ARTHUR ANDERSEN LLP
                                                 -----------------------------
                                                     ARTHUR ANDERSEN LLP


Roseland, New Jersey
May 18, 2001